UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 12, 2016
Date of report (Date of earliest event reported)

SUPPORT.COM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1200 Crossman Ave., Suite 210, Sunnyvale, CA 94089
(Address of Principal Executive Offices) (Zip Code)

(650) 556-9440
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

a)
On September 13, 2017, Support.com, Inc. notified BDO USA, LLP (“BDO”) of its dismissal as the Registrant’s independent registered public accounting firm, effective immediately. The dismissal of BDO was approved by the Audit Committee of the Board of Directors of the Registrant (the “Audit Committee”).

BDO’s audit report on the financial statements of the Registrant for each of the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through September 13, 2017, there were no (a) disagreements (as that term is used in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to that Item) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its report on the Registrant’s financial statements for such period, or (b) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

A copy of this disclosure has been provided to BDO for its review prior to its filing with the Commission and BDO has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating that BDO agrees with the statements contained herein.  A copy of that letter, dated September 15, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

b)	On September 12, 2017, the Audit Committee engaged EKS&H LLP (“EKS&H”) as its independent registered public accounting firm for the fiscal year ending December 31, 2017, effective immediately.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through June 30, 2017 (and thereafter), neither the Registrant nor anyone on its behalf consulted with EKS&H regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report nor oral advice was provided to the Registrant that EKS&H concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from BDO USA, LLP dated September 15, 2017 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2017

SUPPORT.COM, INC.

	By:	/s/ Michelle Johnson
	Name:	Michelle Johnson
	Title:	VP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from BDO USA, LLP dated September 15, 2017 to the Securities and Exchange Commission.